Exhibit 10.13

FIRST AMENDMENT TO THE EXCHANGE AGREEMENT

This Amendment (this “Amendment”) to the Exchange Agreement dated as of October 1, 2015, among PJT Partners Inc., a Delaware corporation, PJT Partners Holdings LP, a Delaware limited partnership, and the Partnership Unitholders from time to time party thereto (the “Agreement”) is dated as of January 10, 2024. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

WHEREAS, pursuant to Section 3.6 of the Agreement, the Agreement (including any annexes, schedules or supplements thereto) may be amended, supplemented, waived or modified by the Partnership in its sole discretion without the approval of any Partnership Unitholder or other Person; provided that no amendment may materially and adversely affect the rights of any Partnership Unitholder (other than the Corporation and its subsidiaries) without the consent of such Partnership Unitholder (or, if there is more than one such Partnership Unitholder that is so affected, without the consent of a majority in interest of such affected Partnership Unitholders (other than the Corporation and its subsidiaries) in accordance with their holdings of Partnership Units, including each so affected Significant Limited Partner);

WHEREAS, the Partnership has determined that this Amendment will not materially and adversely affect the rights of a Partnership Unitholder; and

WHEREAS, the Partnership desires to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agreement is hereby amended as follows:

1.
Amendment to Exhibit A. Exhibit A of the Agreement is hereby amended and restated in its entirety as shown in Appendix I.
2.
Continuing Effect of the Exchange Agreement. This Amendment shall not constitute an amendment of any other provision of the Agreement not expressly referred to herein. Except as expressly amended by this Amendment, the provisions of the Agreement are and shall remain in full force and effect.
3.
Binding Effect. This Amendment shall be binding upon and inure to the benefit of all of the parties to the Agreement and, to the extent permitted by the Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.
4.
Severability. If any term or other provision of this Amendment is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
5.
Applicable Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Delaware.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Partnership has caused this Amendment to be duly executed and delivered, all as of the date first set forth above.

PJT Partners Holdings LP

By: PJT Partners Inc., its general partner

By: /s/ David A. Travin

Name: David A. Travin

Title: General Counsel

[Signature Page to First Amendment to the Exchange Agreement]

APPENDIX I

EXHIBIT A

[FORM OF]
ELECTION OF EXCHANGE

PJT Partners Inc.

280 Park Avenue, New York, New York 10017

Attention: pjtequity@pjtpartners.com

PJT Partners Holdings LP

c/o PJT Partners Inc.

280 Park Avenue, New York, New York 10017

Attention: pjtequity@pjtpartners.com

Reference is hereby made to the Exchange Agreement, dated as of October 1, 2015 (as amended, the “Exchange Agreement”), among PJT Partners Inc., a Delaware corporation, PJT Partners Holdings LP, a Delaware limited partnership (the “Partnership”), and the holders of Partnership Units (as defined herein) from time-to-time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Partnership Unitholder hereby transfers to the Partnership or the Corporation (as specified in the Exchange Agreement) the number of Partnership Units set forth below in exchange for cash or, at the election of the Corporation in its sole and absolute discretion, shares of Class A Common Stock to be issued in its name as set forth below (or in the name of a designee as may be set forth below), pursuant to the terms and conditions of the Exchange Agreement.

Legal Name of Partnership Unitholder: ______________________________________________

Address: ______________________________________________________________________

Number of Partnership Units to be Exchanged: _______________________

Account information for deposit of Cash Amount, if applicable:

Bank Name: _____________________________________________________________

ABA No.: _______________________________________________________________

Account No.: ____________________________________________________________

Account Name: __________________________________________________________

☐ The undersigned Partnership Unitholder hereby agrees that, unless the undersigned has checked the box to the left, the Corporation may (but is not obligated to), without any further action on the part of the undersigned, make a lump sum payment to the undersigned Partnership Unitholder using methodology consistent with section 4.03 of the Tax Receivable Agreement, dated as of October 1, 2015, by and among the Corporation, the Partnership and each of the limited partners parties thereto (the “Tax Receivable Agreement”), solely in respect of the Tax Benefit Payments (as defined in the Tax Receivable Agreement) associated with the exchange of the Partnership Units subject to this Election of Exchange. For the avoidance of doubt, to the extent that the undersigned Partnership Unitholder has become, or may in the future become, entitled to additional Tax Benefit Payments under the Tax Receivable Agreement relating to prior or subsequent exchanges of Partnership Units, the above described selection will not impact such Tax Benefit Payments.

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Election of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Election of Exchange has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the Partnership Units subject to this Election of Exchange are being transferred free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Partnership Units subject to this Election of Exchange is required to be obtained by the undersigned for the transfer of such Partnership Units.

The undersigned hereby irrevocably constitutes and appoints any officer of the Corporation or of the Partnership as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to exchange the Partnership Units subject to this Election of Exchange for cash or shares of Class A Common Stock on the books of the Corporation and/or in connection with any above-described payment in respect of the Tax Benefit Payments associated with the exchange of the Partnership Units subject to this Election of Exchange.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Election of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

_________________________________

Name:

Dated: _______________________